                                                                    EXHIBIT 99.2


                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


The following unaudited Pro Forma Consolidated Balance Sheets as of September 30, 1995, and the unaudited Pro Forma Consolidated Statements of Income for the nine months ended September 30, 1995, and the year ended December 31, 1994 present the pro forma combined financial position and the results of operations of Corpus Christi Bancshares, Inc.("CCBI") and The First National Bank of Taft ("Taft") and assumes the payment of $8,562,037 in cash for all the outstanding Taft Common Stock (the "Merger"). The pro forma information is based on historical financial statements of CCBI and Taft giving effect to the Merger under the purchase method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. Pro forma adjustments relating to the Pro Forma Consolidated Balance Sheets were computed assuming the Merger was consummated on September 30, 1995. Pro forma adjustments relating to the Pro Forma Consolidated Statements of Income were computed assuming the Merger was consummated as of the beginning of the reporting period.

The pro forma statements are provided for informational purposes only. The Pro Forma Consolidated Statements of Income are not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the periods presented, and is not indicative of future conjunction with the audited financial statements of CCBI and Taft, and the notes thereto.

                      Proforma Consolidated Balance Sheets

                                  (Unaudited)




                                                                       September 30, 1995
                                                 ------------------------------------------------------------------
                                                  Corpus Christi   First National                        Pro Forma
                    Assets                       Bancshares, Inc.   Bank of Taft       Adjustments         Total
                    ------                       ----------------  --------------  -------------------  -----------
Cash and due from banks                               $12,516,932       1,935,702   (8,761,886) A         5,690,748
Interest bearing deposits with Federal
  Home Loan Bank                                          291,455               -                           291,455
Federal funds sold                                      7,400,000       9,750,000                        17,150,000
Securities available for sale:
  U.S. Treasury securities                             29,386,094      15,214,219                        44,600,313
  Mortgage pass-through and related
    securities                                         20,682,843       8,348,693                        29,031,536
  Other securities                                        568,700          59,750                           628,450
                                                 ----------------  --------------                       -----------
                     Total securities available
                       for sale                        50,637,637      23,622,662                        74,260,299
Securities held to maturity:
  U.S. Government agencies                              1,003,685               -                         1,003,685
  Obligations of states and political
    subdivisions                                        2,721,135       2,045,708      106,222  B         4,873,065
                                                 ----------------  --------------                       -----------
                     Total securities held to
                       maturity                         3,724,820       2,045,708                         5,876,750
Loans                                                 106,633,714       4,051,916                       110,685,630
  Less:  Unearned discount                             (4,633,653)        (16,776)                       (4,650,429)
  Less: Allowance for loan losses                      (2,018,728)       (258,114)                       (2,276,842)
                                                 ----------------  --------------                       -----------
                     Loans, net                        99,981,333       3,777,026                       103,758,359
Bank premises and equipment, net                        4,670,097         172,594      510,047  B         5,352,738
Accrued interest receivable                             1,326,115         448,561                         1,774,676
Other real estate                                         644,411          19,450                           663,861
Goodwill                                                        -               -    1,825,799  B         1,825,799
Other assets                                              581,745          66,711                           648,456
                                                 ----------------  --------------  -----------          -----------
                     Total assets                     181,774,545      41,838,414   (6,319,818)         217,293,141
                                                 ================  ==============  ===========          ===========



See accompanying notes to Pro Forma Consolidated Financial Statements.

                                  (Unaudited)


                                                               September 30, 1995
                                       --------------------------------------------------------------
                                       Corpus Christi    First National                     Pro Forma
                                       Bancshares, Inc.  Bank of Taft    Adjustments          Total
                                       ----------------  --------------  -----------        ---------
          Liabilities
          -----------
Deposits:
  Demand                                 $ 46,039,362      8,477,660                         54,517,022
  Interest bearing transaction accounts    52,509,669     15,640,887                         68,150,556
  Savings                                  14,373,972      1,015,131                         15,389,103
  Certificates of deposit                  45,740,314      9,756,950                         55,497,264
                                         ------------     ----------                        -----------
             Total deposits               158,663,317     34,890,628                        193,553,945
Securities sold under agreements to
  repurchase                                6,604,000              -                          6,604,000
Accrued interest payable                      231,440         81,857                            313,297
Dividends payable                             100,000              -                            100,000
Other liabilities                             824,934        347,959          198,152  B      1,371,045
                                         ------------     ----------      -----------       -----------
             Total liabilities            166,423,691     35,320,444          198,152       201,942,287
                                         ------------     ----------      -----------       -----------

       Stockholders' Equity
       --------------------
Common stock                                8,000,000        450,000         (450,000) B      8,000,000
Additional capital                                  -        450,000         (450,000) B              -
Retained earnings                           7,492,970      5,362,037       (5,362,037) B      7,492,970
Unrealized gains (losses) on securities
  available for sale                         (142,116)       255,933         (255,933) B       (142,116)
                                         ------------     ----------      -----------       -----------
             Total stockholders' equity    15,350,854      6,517,970       (6,517,970)       15,350,854
                                         ------------     ----------      -----------       -----------
             Total liabilities and
                stockholders' equity     $181,774,545     41,838,414       (6,319,818)      217,293,141
                                         ============     ==========      ===========       ===========


See accompanying notes to Pro Forma Consolidated Financial Statements.

                   Proforma Consolidated Statements of Income

                                  (Unaudited)




                                                      Nine Months Ended September 30, 1995
                                         ---------------------------------------------------------------
                                         Corpus Christi  First National                       Pro Forma
                                        Bancshares, Inc.  Bank of Taft       Adjustments        Total
                                        ---------------  --------------  -------------------  ----------

Interest income:
  Interest on loans                          $6,421,031         530,543                        6,951,574
  Interest on deposits with other banks           3,050               -                            3,050
  Interest on federal funds sold                554,763          89,808                          644,571
  Interest on investment securities           2,037,760       1,333,620   (121,284) C          3,250,096
                                         --------------  --------------                       ----------
            Total interest income             9,016,604       1,953,971                       10,849,291
Interest expense on deposits                  3,415,360         702,171                        4,117,531
                                         --------------  --------------                       ----------
            Net interest income               5,601,244       1,251,800                        6,731,760
Provision for loan losses                      (400,000)              -                         (400,000)
                                         --------------  --------------                       ----------
            Net interest income after
               provision for loan
               losses                         6,001,244       1,251,800                        7,131,760
                                         --------------  --------------                       ----------
Other income:
  Trust department income                       881,519               -                          881,519
  Service charges                               755,165          95,312                          850,477
  Credit card fees                              140,327               -                          140,327
  Brokerage fees                                172,544               -                          172,544
  Other income                                  310,274          48,892                          359,166
                                         --------------  --------------                       ----------
            Total other income                2,259,829         144,204                        2,404,033
                                         --------------  --------------                       ----------
Other expenses:
  Salaries and employee benefits              2,981,158         309,211                        3,290,369
  Net occupancy and equipment
     expense                                  1,217,948         100,345     19,127  C          1,337,420
  Other operating expenses                    2,083,201         326,034     91,290  C          2,500,525
                                         --------------  --------------                       ----------
            Total other expense               6,282,307         735,590                        7,128,314
                                         --------------  --------------                       ----------
            Income before income
               taxes                          1,978,766         660,414                        2,407,479
Applicable income taxes                         683,000         184,111    (47,739) C            819,372
                                         --------------  --------------  ---------            ----------
            Net income                       $1,295,766         476,303   (183,962)            1,588,107
                                         ==============  ==============  =========            ==========
Weighted average of common stock
  and common stock equivalents
  outstanding                                 1,685,271          90,000                        1,685,271

Net income per common share                  $     0.77            5.29                             0.94


See accompanying notes to Pro Forma Consolidated Financial Statements.

                   Proforma Consolidated Statements of Income

                                  (Unaudited)


                                                       Year Ended December 31, 1994
                                      ------------------------------------------------------------
                                       Corpus Christi  First National                  Pro Forma
                                      Bancshares, Inc.  Bank of Taft    Adjustments      Total
                                      ---------------- --------------  -------------  ------------

Interest income:
  Interest on loans                         6,751,281         586,418                    7,337,699
Interest on deposits with other banks           3,788               -                        3,788
  Interest on federal funds sold              355,959         143,520                      499,479
  Interest on investment securities         3,062,722       1,687,978   (161,712)  C     4,588,988
                                          -----------  --------------                   ----------
            Total interest income          10,173,750       2,417,916                   12,429,954
Interest expense on deposits                3,309,850         810,252                    4,120,102
                                          -----------  --------------                   ----------
            Net interest income             6,863,900       1,607,664                    8,309,852
Provision for loan losses                    (300,000)        (50,000)                    (350,000)
                                          -----------  --------------                   ----------
              Net interest income
              after provision for
              loan losses                   7,163,900       1,657,664                    8,659,852
                                          -----------  --------------                   ----------
Other income:
  Trust department income                   1,096,156               -                    1,096,156
  Service charges                           1,001,279         139,974                    1,141,253
  Credit card fees                            141,911               -                      141,911
  Net gain (loss) on sales of
    securities                                165,081         (10,259)                     154,822
  Other income                                484,102          37,891                      521,993
                                          -----------  --------------                   ----------
            Total other income              2,888,529         167,606                    3,056,135
                                          -----------  --------------                   ----------
Other expenses:
  Salaries and employee benefits            3,571,093         413,903                    3,984,996
  Net occupancy and equipment
    expense                                 1,395,916         134,526      25,502  C     1,555,944
  Other operating expenses                  2,889,518         454,786     121,720  C     3,466,024
                                          -----------  --------------                   ----------
            Total other expense             7,856,527       1,003,215                    9,006,964
                                          -----------  --------------                   ----------
            Income before income
              taxes                         2,195,902         822,055                    2,709,023
Applicable income taxes                       379,727         231,165     (63,653) C       547,239
                                          -----------  --------------  ----------       ----------
            Net income                    $ 1,816,175         590,890    (245,281)       2,161,784
                                          ===========  ==============  ==========       ==========
Weighted average of common stock
  and common stock equivalents
  outstanding                               1,680,960          90,000                    1,680,960
Net income per common share               $      1.08            6.57                         1.29


See accompanying notes to Pro Forma Consolidated Financial Statements.

              Notes to Pro Forma Consolidated Financial Statements

                                  (Unaudited)


The unaudited Pro Forma Conolidated Financial Statements are based on the following adjustments and related assumptions; the actual purchase adjustments will be made on the basis of evaluations as of the date of consummation of the Merger and, therefore, will differ from those reflected in the Pro Forma Consolidated Financial Statements.


Adjustment A:  Represents the total acquisition cost for all the outstanding
               Taft Common Stock.

               Purchase price calculation:
                Payment for Taft Common Stock                         $8,085,734
                      Plus:Taft's net income recorded from
                      December 31, 1994 through
                      September 30, 1995                                 476,303
                      Less:Dividends or other distribtution declared
                      or paid after December 31, 1994                          -
                                                                      ----------
               Purchase Price                                          8,562,037

               Acquisition costs                                         199,849
                                                                      ----------

               Total cost to acquire Taft                             $8,761,886
                                                                      ==========

Adjustment B:  Represents the elimination of Taft's equity, the recording of purchase accounting adjustments and the recording of estimated fair value adjustments to Taft assets and liabilities acquired:

               Taft equity:
                 Common stock                                         $  450,000
                 Additional capital                                      450,000
                 Retained earnings                                     5,362,037
                 Unrealized gains on securities
                  available for sale                                     255,933
                                                                      ----------
                                                                                      6,517,970

               Estimated fair value adjustments to
                 assets and liabilities acquired:

                 Investments held to maturity                            106,222
                 Bank building                                           510,047
                                                                      ----------
                                                                                        616,269

               Estimated tax effect of the above adjustments
                 at an effective tax rate of 34%                                       (198,152)

               Goodwill                                                               1,825,799
                                                                                     ----------
                         Total                                                       $8,761,886
                                                                                     ==========


Adjustment C:  Based on the above adjustments to fair value, the Pro Forma
               Consolidated Statements of Income are affected by the following adjustments:

                                                 Nine months ended      Year ended
                                                 September 30, 1995  December 31, 1994
                                                 ------------------  -----------------
               Amortization of premiums on
                investments                          $ (121,284)          (161,712)
               Depreciation expense on building      $   19,127             25,502
               Goodwill amortization (15 year
                period)                              $   91,290            121,720
               Tax benefit as a result of above
                adjustments at an effective tax
                rate of 34%                          $  (47,739)           (63,653)